Exhibit 32.1

                              CERTIFICATION OF THE
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report on Form 10-Q for the period ended June 30, 2007 of KeySpan Corporation (the "Corporation"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Catell, Chairman and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


Date: August 3, 2007


                                       /s/Robert B. Catell
                                       ----------------------------------
                                       Robert B. Catell
                                       Chairman of the Board of Directors
                                       and Chief Executive Officer